SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2005

                           ONSTREAM MEDIA CORPORATION
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             (Exact name of registrant as specified in its charter)

                                     Florida
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                 (State or Other Jurisdiction of Incorporation)

                000-22849                                65-0420146
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        (Commission File Number)            (IRS Employer Identification Number)

                 1291 SW 29 Avenue, Pompano Beach, Florida 33069
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                   (Address of executive offices and Zip Code)

                                  (954)917-6655
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              (Registrant's Telephone Number, Including Area Code)


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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

         On February 28, 2005 Onstream Media Corporation issued a press release regarding the use of certain of the company's collaboration technology in several films nominated for Academy Awards. A copy of the press release, which is incorporated herein by reference, is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.     Description
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99.1            Press release dated February 28, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ONSTREAM MEDIA CORPORATION

                                By: /s/ Robert E. Tomlinson
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March 1, 2005                       Robert E. Tomlinson, CFO